Assets Under Development	9 Months Ended
Sep. 30, 2024
Extractive Industries [Abstract]
Assets under development	ASSETS UNDER DEVELOPMENT

	September 30, 2024			December 31, 2023
(in thousands of $)	FLNG Gimi	MKII FLNG (1)	Total	FLNG Gimi	MKII FLNG	Total
Opening asset under development balance	1,562,828	—	1,562,828	1,152,032	—	1,152,032
Transferred from other non-current assets (note 16)	—	255,288	255,288	—	—	—
Additions	104,962	29,120	134,082	338,327	—	338,327
Interest costs capitalized	67,523	—	67,523	72,469	—	72,469
Closing asset under development balance	1,735,313	284,408	2,019,721	1,562,828	—	1,562,828
(1) On September 17, 2024, we entered into an EPC agreement for a MK II FLNG. The entry into the binding EPC reinforces the likelihood of the MKII FLNG conversion to be virtually certain to occur, consequently all MKII FLNG costs previously classified as "Other non-current assets" were reclassified to "Assets under development" on the unaudited consolidated balance sheets.
Transfers from "Other non-current assets" include amounts capitalized as at June 30, 2024 of $215.6 million and additional amounts capitalized during the quarter from July 1, 2024 to September 17, 2024 of $39.7 million. Costs incurred after this date have been presented as additions to MKII FLNG asset under development.
14.1. Gimi conversion financing

The aggregate conversion cost including financing costs is approximately $1.7 billion of which $700.0 million is funded by the Gimi facility (note 18). As of September 30, 2024, the estimated timing of the outstanding payments is as follows:

(in thousands of $)
Period ending December 31,
2024 (1)	55,916
2025	157,960
Total	213,876
(1) For the three months ending December 31, 2024.

14.2. Gimi LOA

In February 2019, Gimi MS entered into a Lease and Operate Agreement with bp, Gimi MS and our subsidiary Golar MS Operator S.A.R.L. (the “LOA”). The LOA provides for the construction and conversion of LNG carrier Gimi to an FLNG, transit, mooring and connection to the upstream project infrastructure (of which bp is the appointed operator), commissioning with the upstream facilities including its floating production, storage and offloading vessel (“FPSO”), completing specified acceptance tests, followed by 20 years of commercial operations, commencing on commercial operations date (“COD”).

FLNG Gimi’s departure from the shipyard was postponed from March 2023 to November 2023 to allow for further vessel completion, pre-commissioning and testing work to be completed in the shipyard prior to departure, considering that skills and resources were more accessible in Singapore at the time. FLNG Gimi arrived at the GTA Hub's operating boundary on January 10, 2024 and was securely moored to the Hub on February 20, 2024.

We and bp are required to meet various contractual delivery schedules with delays resulting in contractual prepayments between the parties in advance of COD. Following COD, we will operate and maintain FLNG Gimi and make her capacity exclusively available for the liquefaction of natural gas from the GTA Project and offloading of LNG produced for a period of 20 years. Post COD, the contractual dayrate is comprised of capital and operating elements.

14.3. Gimi LOA amendment and pre-commissioning contractual cash flows

As a result of project delays, pre-commissioning contractual cash flows commenced in March 2023.

On August 3, 2024, we entered into an agreement to resolve the pre-existing LOA contract interpretation dispute with bp (the “Settlement Deed”). The Settlement Deed waives specified amounts payable and receivable between bp and Gimi MS and is also considered full and final settlement of the previously-announced arbitration proceedings that we commenced in August 2024 relating to the Project Delay Payments.

On August 3, 2024, we also entered into an amendment to the LOA (“the Amendment Deed”) between the parties to the LOA. The Amendment Deed primarily re-aligns the parties towards reaching COD for the GTA Project. The Amendment Deed introduces accelerated commissioning, which commenced on October 14, 2024 whereby commissioning of FLNG Gimi commenced utilizing boil off gas from an LNG cargo procured by bp, prior to the availability of gas from the FPSO. The Amendment Deed also simplifies the pre-COD contractual cash flows, introducing a step-up mechanism for daily payments, which are tied to project milestones pre-COD, secured by defined long-stop dates, with the potential to lump sum bonus payments upon the achievement of certain project milestones. These amounts will be deferred on the balance sheet until COD, refer to note 13 “Other Current Assets”. The Amendment Deed also introduces limited changes post-COD, most notably a reduction to base capacity from 2.45 mtpa to 2.40 mtpa for the 20 years period.

14.4 MKII EPC

On September 17, 2024, Golar's board of directors approved for Golar to enter into an EPC agreement with CIMC Raffles (“CIMC”) for a MKII FLNG with an annual liquefaction capacity of 3.5 mtpa. Under the agreement with CIMC, Black & Veatch will provide its licensed PRICO® technology, perform detailed engineering and process design, specify and procure topside equipment and provide commissioning support for the FLNG topsides and liquefaction process, similar to Black & Veatch’s role in the construction of Golar’s existing assets, the FLNG Hilli and FLNG Gimi.
The total budget for the MK II FLNG conversion is estimated at $2.2 billion, inclusive of the donor vessel (Fuji LNG), yard supervision, spares, crew, training, contingencies, initial bunker supply and voyage related costs to deliver the FLNG to its operational site, excluding financing costs. The MK II FLNG is expected to be delivered in Q4 2027.

14.5 MKII conversion costs

As of September 30, 2024, the estimated timing of the outstanding payments is as follows:

(in thousands of $)
Period ending December 31,
2024 (1)	190,184
2025	598,362
2026	438,811
2027	428,908
2028	264,101
Total	1,920,366
(1) For the three months ending December 31, 2024.